SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 7, 2004
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    000-22817                 65-0813766
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(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)            File Number)           Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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         (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 8.01         Other Events

         On September 7, 2004, Harbor Florida Bancshares, Inc. ("Bancshares") announced that it had offices in seven Florida counties that were affected by Hurricane Frances. On September 7 and 8, Bancshares announced Harbor Federal branch hours. A copy of the press releases dated September 7 and 8, 2004 is attached as Exhibit 99.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        September 9, 2004                  HARBOR FLORIDA BANCSHARES,
                                                         INC., Registrant


                                      By:                  /s/
                                              ----------------------------------
                                              Name:  H. Michael Callahan
                                              Title:  Senior Vice President and
                                              Chief Financial Officer



Exhibit No.                Description

99                         Press releases dated September 7 and 8, 2004

                                                                      Exhibit 99

                                  Press Release


               Harbor Florida Bancshares Reports on Frances Impact

FORT PIERCE, Fla., Sept. 7 / PRNewswire-FirstCall/ -- Harbor Florida Bancshares, Inc. (Nasdaq: HARB - News), the ---- ---- holding company for Harbor Federal Savings Bank, announced today that the Company has offices in seven Florida counties that were affected in varying degrees by Hurricane Frances. On September 6, Harbor's Recovery Team met to assess the damage. To the best of our knowledge, all of Harbor's personnel are well. Selected offices will be open today to provide limited services in all of our counties. We expect to be close to full service by the end of the week, subject to power and communications availability.



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



                                  Press Release


Media contact: J. Hal Roberts
(772) 460-7043 direct line (772) 460-7001 fax


                      Harbor Federal Announces Branch Hours

Fort Pierce, FL - September 7, 2004 - Harbor Federal opened eleven (11) drive-through locations throughout the seven counties in which they serve on the first business day after Hurricane Frances. Harbor Federal is working hard to resume banking services at all locations as soon as power is available.

Harboronline,   Harbor   Federal's   online  banking  solution  is  operational;
therefore, transfers, histories, balances and other transactions are fully functional.

Daily updates will be posted on the Internet and submitted to all media. As of Wednesday, September 8, 2004, the following branches will be open with drive-thru service only from 9 a.m. - 4 p.m.:


Martin County:
1. Palm City
2. Jensen Beach

St. Lucie:
1. Midport Road
2. St. James
3. Downtown Fort Pierce
4. Virginia Avenue

Indian River:
1. Indian River Mall
2. Roseland/Sebastian
3. West Senastian

Okeechobee County:
Okeechobee

Brevard
1. West Melbourne
2. Viera
3. Cocoa Commons
4. Rockeldge
5. Merritt Island

Volusia County:
1. New Smyrna
2. Ormond Beach
3. Deltona
4. Orange City

Lake County:
1. Clermont

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



                                  Press Release

Media contact: J. Hal Roberts
(772) 460-7043 direct line (772) 460-7001 fax


                      Harbor Federal Announces Branch Hours


Fort Pierce, FL - September 8, 2004 - Most of Harbor Federal `s offices will be open tomorrow. Listed below are the locations within each county and the level of services available.

All of the below locations will operate from 9 a.m. until 4 p.m. The website will also be updated daily with information as it changes.

Unless otherwise indicated, the office will have both lobby and drive-in services.

Martin County:
1. Palm City - Drive-in only
2. Stuart Main - Lobby only
3. Jensen Beach -Drive-in only

St. Lucie:
1. Downtown Fort Pierce - Lobby only
2. Orange Blossom Mall
3. Virginia Avenue
4. Midport Road
5. St. James
6. Prima Vista

Indian River:
1. Indian River Mall - Drive-in only
2. Roseland/Sebastian
3. West Sebastian
4. Oslo Road

Okeechobee County:
Okeechobee - Drive-in only

Brevard:
All offices lobby and drive-in, except West Melbourne, which is closed.

Volusia County:
All office open in lobby and drive-in, except DeLand, which is closed.

Lake County:
Clermont

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